Barclays Capital Global Financial Services Conference September 15, 2009 Exhibit 99.1

Forward Looking Statements
The information contained in this presentation may include forward-looking statements which reflect Regions' current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.  For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments.  Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made.  Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.  These risks, uncertainties and other factors include, but are not limited to, those described below:
› In October 2008 Congress enacted and the President signed into law the Emergency Economic Stabilization Act of 2008, and on February 17, 2009 the American
Recovery and Reinvestment Act of 2009 was signed into law. Additionally, the Department of the U.S. Treasury and federal banking regulators are implementing a number of programs to address capital and liquidity issues in the banking system, and may announce additional programs in the future, all of which may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
› The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions is able to repay the outstanding preferred stock issued under the TARP.
› Possible additional loan losses and impairment of goodwill and other intangibles and the impact on earnings and capital.
› Possible changes in interest rates may affect funding costs and reduce earning asset yields, thus reducing margins.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on business.
› The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support
Regions' business.
› Regions' ability to achieve the earnings expectations related to businesses that have been acquired or that may be acquired in the future.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› The cost and other effects of material contingencies, including litigation contingencies.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as droughts and hurricanes.
The foregoing list of factors is not exhaustive; for discussion of these and other risks that may cause actual results to differ from expectations, please look under the caption
“Forward-Looking Statements” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2008 and Forms 10-Q for the quarters ended March 31, 2009 (as amended) and June 30, 2009, as on file with the Securities and Exchange Commission.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-
looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.
See also Item 1A. “Risk Factors” of the June 30, 2009 Quarterly Report on Form 10-Q.

Strong Fundamentals Overshadowed by
Credit Quality Issues
›
Actively de-risking the balance sheet
›
Enhanced capital position
›
Geographically diversified franchise with strong
share in core markets
›
Improving and growing customer relationships
›
Improving earnings power

Actively De-Risking the Balance Sheet
›
Post-merger risk management actions
›
Reducing the highest risk portfolios
›
Improvements in credit process post-merger
›
Conservative approach of early loss recognition to
reduce future credit pressure
Result: Lower loss expectation versus the stress test

Risk Management Actions Post-Merger
›
Sold Equifirst
(subprime originations) immediately post merger in
1Q 2007
›
Remaining exposure under $75mm
›
Moratoriums
on higher risk asset classes have been in place
(Land and Lots, Condominiums, Retail CRE, etc.)
›
Sold
or moved to
held for sale
$1.97bn of problem assets
›
Substantially more aggressive than peers
›
HFS currently marked at ~50% of face value
›
Aggressively
reducing
high risk Commercial Real Estate exposure
›
In late 2007, implemented a comprehensive
Customer
Assistance Program
to manage home equity exposures
›
No structured investment
vehicles,
no option ARMS, no
negative amortization loans, or Collateral Debt Obligations

Improvements in Credit Process Post-Merger
›
Strengthened and centralized Credit approval process
›
Implemented Lending / Credit authorities
›
Improved Risk Rating processes
›
Imposed House limits
›
Established Risk Concentration limits
›
Enforced consistent, sound Underwriting standards
›
Enhanced and empowered Credit Review

4Q 2007 2Q 2009 Change
Loan % of Loan % of
($ in millions) Balance Portfolio Balance Portfolio $ %
Homebuilder
Land $ 2,926 2.2% $ 1,273 1.3% $(1,653) (56.5)%
Lots 1,608 1.7 908 0.9 (700) (43.5)
Residential Presold 618 0.6 252 0.3 (366) (59.2)
Residential Spec 1,893 2.0 1,098 1.1 (795) (42.0)
National Homebuilder / Other 160 0.2 255 0.3 95 59.4
Total Homebuilder $ 7,205 7.5% $ 3,786 3.9% $(3,419) (47.5)%
FL 2nd Lien Home Equity $ 3,285 3.4% $ 3,625 3.8% $ 340 10.4%
Condominium 1,614 1.7 711 0.7 (903) (55.9)
Total Stress Portfolio $ 12,104 12.6% $ 8,122 8.4% $(3,982) (32.9)%
Remaining Loan Portfolio $ 83,275 86.4% $ 88,027 91.6% $ 4,752 5.7%
Reducing Highest Risk Exposures
›
Stress portfolio comprises 8.4% of the total portfolio, down $4.0 billion since the beginning of 2008 (down 33%)

2Q09 Gross NPA Migration - $1.8 Billion
Income
Producing
Real Estate
18%
Business
and Community
10%
Commercial
15%
Consumer
2%
Stressed
Real Estate
55%
›
Stressed loan
portfolios drove
migration
›
Average 31% write
down on real
estate loans upon
migration to NPA

Credit Quality Consistent with Peer Levels
1. Excludes HFS NPLs.  Individual Company data.
2. Excludes HFS NPLs.
3. SNL Peer Data includes BAC, BBT, CMA, FITB, KEY, MI, MTB, PNC, STI, USB, and WFC.
Regions Peers³
Net Charge-Offs / Average Loans
$982mm of NPAs sold /
transferred to HFS
0.85%
0.99%
1.21%
1.68%
2.10%
1.65%
1.68%
3.19%
0.53%
0.85%
1.64%
2.06%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Nonperforming Loans¹
/ Loans
0.92%
1.26%
1.40%
1.06%
1.46%
2.22%
2.91%
1.76%
2.72%
1.71%
1.43%
1.08%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Allowance for Loan Losses / Nonperforming Loans²
117%
123%
143%
120%
104%
109%
102%
174%
134%
104%
113%
87%
50%
70%
90%
110%
130%
150%
170%
190%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Allowance for Loan Losses / Loans
1.58%
1.38%
2.18%
1.60%
2.58%
2.45%
1.43%
1.87%
1.49%
1.50%
1.94%
2.37%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09

Net Charge-Offs Well Below Fed Stress Test Level
$ millions
$2.3B 2Qtr Cumulative
$9.2B
$5.9B
$3.4B
$881MM 2Qtr Cumulative
Does not include Provision over Net Charge-Offs
0
200
400
600
800
1,000
1,200
1,400
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Regulators - Stress Net Charge-Offs Regions - Base Net Charge-Offs
Regions - Stress Net Charge-Offs Regions - Actual Net Charge-Offs

6.9
6.2
6.7
4.5
6.9
5.3
8.4
7.7
6.9
7.3
8.1
7.4
10.6
9.8
12.6
12.2
12.2
11.9
11.6
10.5
9.9
9.4
8.2
12.9
RF
Tier 1
T1C
Regions’ Current Capital Levels Strong
Versus Peers
Peers include: BAC, BBT, CMA, FITB, KEY, MI, MTB, PNC, STI, USB, WFC

REGIONS

IA
IL
IN
MO
KY
VA
NC
AR
SC
MS
AL
GA
TX
LA
FL

Diversified Southeastern Franchise
›
Strategically important position across
a number of Southeastern markets
Note: Based on June 30, 2008 FDIC data per SNL.
Regions
Morgan Keegan
Insurance
Offices
1,899
324
30
State Dep. ($B) Rank
AL 17.2 20% 23% 1
TN 16.3 19 16 1
FL 14.3 16 4 4
MS 9.7 11 21 1
LA 7.2 8 10 3
GA 6.4 7 4 6
AR 4.2 5 9 2
TX 3.0 3 1 16
IL 2.4 3 1 24
MO 2.2 3 2 9
IN 2.1 2 2 9
Other 2.5 3 - -
% of Total Mkt. Share

High Relative Market Density
1. Deposits weighted by county.  Excludes deposits from branches with > $10bn of deposits.  Based on June 30, 2008  FDIC data.
Weighted Average
Bank Market Share¹
BB&T 22.2%
Regions 20.7
Wells Fargo 20.3
Comerica 18.8
M&T 18.1
M&I 17.8
Bank of America 16.6
J.P. Morgan Chase 16.3
U.S. Bancorp 16.3
PNC 16.2
KeyCorp 14.5
SunTrust 14.3
Capital One 13.0
Fifth Third 13.0
Citi 8.4
Median 16.3%
Regions compares
favorably in terms of
weighted average market
share relative to other
top banking franchises

Morgan Keegan
-
Leading Regional
Retail Brokerage, Investment
Banking and Financial Services
Company
Morgan Keegan Highlights
›
1,297 Financial Advisors
›
324 Offices in 19 States
›
$71 billion of customer assets
›
$67 billion of trust assets
›
$61 million assets per
financial advisor
›
$3.1 billion of new brokerage
assets added this year
›
85 net new brokers added
this year
›
$1.3 billion of Revenues in
each of 2007 and 2008
Morgan Keegan Branches

Growing Customer Relationships
Loyalty drives the bottom line
Loyalty Score
48
50
52
54
56
58
60
62
64
66
May-08 J J A S O N D J F M A M Jun-09
Gallup’s 75th Percentile
Gallup’s 50th Percentile
Regions
Percent
Highly Loyal

KDS (Key Drivers Score) Baseline June 2008 June 2009 Green Zone Over the past year, the performance of branches has improved dramatically Red Zone Yellow Zone 65% 8% 132%

Added Emphasis on Customer Experience Has Led to
Dramatic Performance Improvements
J.D. Power 2009 Retail Bank Study Results
670 680 690 700 710 720 730 740 750
Regions 2008
Industry Average
Regions 2009
We passed
29 banks in
1 year
#1 in customer satisfaction among the 27 largest
mortgage servicing companies –
J.D. Power and Associates

Continued Improvement in Client Satisfaction
Ratings of “Excellent” Per Q209 Greenwich &
Associates Survey*
38%
41%
38%
42%
47%
41%
0%
10%
20%
30%
40%
50%
$1-$10MM $10-$500MM Total
Q1 09 Q2 09
*Based upon responses from companies identifying Regions as their primary bank

On The “Road to One Million” Total New Checking Account Production 0 20,000 40,000 60,000 80,000 100,000 Jan Feb Mar Apr May Jun 2008 2009 Up 29% Year Over Year Record Checking Sales

Total Customer Deposits
80
85
90
95
Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09
Strong Account Growth and High Customer
Retention Lead to Rising Customer Deposits
›
Opened a record 491,000 new consumer and business checking
accounts in 1H 2009
›
Retention remains better than industry norms and at historical highs
›
Customer deposits grew $10 billion in the last 3 quarters
1. Average deposits.  Excludes wholesale deposit funding.
$84.5 $94.1 $91.6 $87.9 $85.7

Improving Earnings Power
›
Disciplined approach to net interest income and
margin improvement
›
Emphasize performance management
›
Diversification of revenue streams
›
Focus on Improving Efficiency and Effectiveness

Disciplined Approach to Net Interest Income
and Margin Improvement
›
High quality loan growth from full relationship customers
›
Disciplined loan pricing
›
Improved new and renewed loan spreads to LIBOR by 86 bps since
Q3 ’08
›
Most competitors returning to rational deposit pricing
›
Aggressive re-pricing has reduced Regions’ average cost of
deposits by 22 bp Q2 ‘09 vs. Q1 ‘09
›
Rising rate environment favorable to asset sensitive balance sheet position

All-in Spread (bps)

All-in Spread (bps)

All-in Spread (bps)

All-in Spread (bps)

Regions Has Moved From Loan Pricing Underperformer
to Outperformer (Risk Adjusted All-In Spread to LIBOR)
Data Source:  Standard & Poor’s Risk Adjusted All-In Credit Spread Trends
Community Banking
100
150
200
250
300
350
400
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
Regions Market
CRE
100
150
200
250
300
350
400
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
Regions Market
Q1 2009
Business Banking
100
150
200
250
300
350
400
Q1 2008 Q2 2008 Q3 2008 Q4 2008
Regions Market
C&I
100
150
200
250
300
350
400
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
Regions Market
*All-In Spread reflects total spread and fee revenue as a percentage of outstandings. Spread revenue is computed on a LIBOR-equivalent basis, with Prime spreads converted to the LIBOR-equivalent using an assumed differential of 275 bps.

›
Monthly business reviews focused on pricing
discipline, sales results and revenue improvement
›
Increased inspection and accountability for service
quality and sales results
›
Monthly peer review of customer calling goals
versus actual performance
Performance Management
Measurement yields action, action yields results

Focus on Improving Efficiency and Effectiveness › Branch franchise rationalization › Better space utilization › Continue reviewing every expense category › Non-personnel related › Personnel related

Core Earnings Improving (PPNR) $444 $494 $300 $350 $400 $450 $500 1Q09 2Q09 Note: See 8-K, Exhibit 99.2, page 10, filed July 21, 2009, for details regarding adjustments (in millions)

Strong Fundamentals Overshadowed by
Credit Quality Issues
›
Actively de-risking the balance sheet
›
Enhanced capital position
›
Geographically diversified franchise with strong
share in core markets
›
Improving and growing customer relationships
›
Improving earnings power

* * * * * * * *

Appendix

Seasoned Management/Fresh Perspective
O. B. Grayson Hall, Jr.
General Banking Group (includes
Vice Chairman & all banking offices across Regions
Head of General footprint)
Banking Group Morgan Keegan
Corporate Marketing
David B. Edmonds
Human Resources Group
Senior Executive Vice
President Human
Resources Group
Irene M. Esteves
Strategic Planning and Corporate
Chief Financial  Development
Officer & Senior Finance and Accounting
Executive Vice Business Analytics
President Finance Investor Relations
Group Treasury
Corporate Tax
Management Planning and Reporting
G. Timothy Laney Commercial Banking
Senior Executive Vice Commercial Real Estate
President Business Business Banking
Services Group Community Banking
Private Banking
Cash Management
Capital Markets
Credit Policy and Approval (Interim)
Industry Experience Regions Tenure
29
11
25
2
26
1
16
Member Areas Managed
Years of
Experience
29

Seasoned Management/Fresh Perspective
David H. Rupp Consumer Deposits
Senior Executive Vice Consumer & Home Equity Lending
President Consumer Card & Payments
Services Group Mortgage Banking
Branch & ATM Support and Delivery
Telephone Banking
Retail Ecommerce
Sales, Service & Performance Mgnt
John B. Owen Technology
Senior Executive Vice Bank Operations
President Operations Check Processing
and Technology Corporate Real Estate
E-Business Services
Procurement Services
Management Consulting
Regions Insurance Group
William C. Wells, II
Credit Risk
Chief Risk Officer & Internal Audit
Senior Executive Vice Operational Risk
President Risk Legal & External Affairs
Management Group Regulatory Liaison
Corporate Compliance
Reputation Risk Management
Industry Experience Regions Tenure
Areas Managed
5
29
2
26
1
Member
Years of
Experience
17

SCAP Net Charge-Off Assumptions vs. Peers
1.  Includes regional banks subject to Supervisory Capital Assessment Program (BAC, BBT, FITB, KEY, PNC, STI, USB, WFC).
2.  Based on regulatory data.  Represents implied losses over 1Q 2009 NCOs annualized for a two year period.  Data as of 6/30/09 is not yet available.
3.4% 11.9%
First Lien
Mortgages
4.1%
6.3% 13.7%
Second / Junior
Lien Mortgages
11.9%
5.9% 13.9% CRE
13.7%
7.8% 10.5%
Total
9.1%
Other
Implied
Losses
$1.0bn
$1.1bn
$1.2bn
$4.9bn
$0.8bn
$0.2bn
$9.2bn
Peer Range¹
4.5% 11.0%
C&I
7.0%
0.0% 8.5% Securities
0.2%
Regions
Base
Scenario
Regions
Stress
Scenario
$0.5bn
$0.7bn
$0.4bn
$1.4bn
$0.4bn
NA
$3.4bn
$0.9bn
$1.2bn
$0.7bn
$2.6bn
$0.5bn
NA
$5.9bn

Capital Plan Execution Achieved
$2.5 Billion Requirement
$2,548 Total
213
›
Reduction Deferred Tax Asset Disallowance
172
›
Trust Preferred Exchange
50
›
Sale of Visa Shares
66
›
Sale of Agency Mortgage Securities
278
›
Mandatory Convertible
$1,769
›
Common Equity
$ in Millions

Residential First Mortgage
$15.6bn / 16.2% of Total Loans
›
No exotic residential products (subprime,
options ARM, neg. am.); no broker originations
›
Alt-A performance similar to prime
›
Weighted Average LTV = 66%
›
Weighted Average FICO = 725
›
New Origination FICO = 751
›
Avg. Loan Size = $167,278
Historical NCOs / Avg. Loans NPLs / Loans
Regions Stress Portfolio
›
None
By Product By Geography Observations
1. Peers include BAC, BBT, CMA, FITB, KEY, MI, MTB, PNC, STI, USB, and WFC.
1.05%
1.02%
1.31%
0.68%
1.02%
1.46%
0.28%
0.23%
0.45%
1.35%
0.56%
0.0%
0.3%
0.6%
0.9%
1.2%
1.5%
1.8%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Regions Peers¹
0.43%
0.54%
0.65%
0.87%
1.50%
1.85%
1.96%
0.33%
0.58%
1.63%
1.15%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Regions Peers¹
Resi. 1st Mortgage 85%
Alt-A
15%
Other 63%
Florida 37%

Home Equity
$15.8bn / 16.4% of Total Loans
›
All branch originated, in-footprint balances
›
Active monitoring and management of lines
›
Florida 2Q 2009 charge-offs of 5.85% vs. 1.11% for
remainder of portfolio
›
Home Equity 1
st
liens are 42% of outstandings and 55% of
new originations
›
Florida 2
nd
lien concentration (23%) primary driver of recent
Home Equity performance
›
Weighted average FICO of 738; new origination FICO of 769
›
Weighted average LTV of 74%; new origination LTV of 58%
›
Average loan size of $74,725
By Lien By Geography
Historical NCOs / Avg. Loans 90+ Delinquencies
Regions Stress Portfolio
›
100% of $3,625mm of FL 2
nd
Lien
Observations
1.48%
1.71%
2.44%
4.74%
4.28%
4.37%
0.63%
1.47%
1.50%
3.07%
0.67%
1.37%
5.99%
1.07%
0.39%
0.52%
0.52%
0.60%
0.25%
0.93%
1.00%
1.27%
0.48%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
FL - 1st Lien FL - 2nd Lien Other 1st Lien Other 2nd Lien
2nd Lien
58%
1st Lien
42%
Other States
63%
Florida
37%
1.48%
2.68%
2.25%
1.84%
1.71%
1.91%
0.62%
0.88%
0.83%
0.69%
0.75%
0.97%
0.0%
1.0%
2.0%
3.0%
4.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
FL Other

Indirect / Other Consumer
$4.2bn / 4.4% of Total Portfolio
NCOs / Avg. Loans 90+ Delinquencies
Observations
›
$2.3 billion of prime indirect auto exposure; no new originations since October 2008
›
Weighted Average FICO of 741
›
2Q09 Losses of 1.31%; Industry loss rate slightly over 2%
›
$0.7 billion of marine / RV exposure; no new originations since
November 2006
›
$1.0 billion of direct installment loans; only $138 million
unsecured
›
$0.2 billion of revolving lines; 40% to Private Client customers
›
$0.1 billion of overdrafts; loss rates consistent with prior years
›
1Q 2009 other consumer losses of 2.21% excluding overdrafts
By Type
1.31%
1.74%
1.43%
0.96%
0.80%
0.85%
4.79%
4.70%
4.38%
3.21%
2.33%
2.25%
2.20%
2.45%
2.11%
1.58%
1.31%
1.36%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Indirect Other Consumer Total
0.12%
0.21%
0.17%
0.15%
0.24%
0.37%
0.64%
0.29%
0.10%
0.09%
0.65%
0.60%
0.22%
0.16%
0.17%
0.30%
0.28%
0.14%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
0.7%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Indirect Other Consumer Total
Indirect
73%
Other
27%

Commercial & Industrial
$35.9bn / 37.3% of Total Loans
›
Diversified by industry and geography
›
Emphasis on customer relationships vs.
lending
›
29% small business
›
Healthcare and asset-backed lending
specialties separately underwritten and
managed
›
High quality shared national credit portfolio
Regions Stress Portfolio
By Type By Industry
Historical NCOs / Avg. Loans NPLs / Loans
Observations
›
1.5% of $3.8bn of Homebuilder
1.20%
1.49%
0.94%
0.47%
0.89%
1.02%
0.51%
0.19%
0.32%
0.31%
1.10%
0.42%
1.15%
0.69%
0.42%
0.70%
1.17%
0.81%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
C&I CRE - Owner-occupied Total Commercial
0.59%
0.78%
0.91%
0.74%
1.15%
1.62%
1.34%
1.56%
1.70%
1.68%
2.27%
3.03%
2.10%
1.04%
1.17%
1.05%
1.54%
0.84%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
C&I CRE - Owner-occupied Total Commercial
Commercial
and Industrial
66%
Commercial Real
Estate - Owner-
occupied 34%
Healthcare
11%
Real Estate
11%
Retail
10%
Consumer Services 8
Capital Goods 7%
Transportation 6%
Commercial Services 6%
Materials 5
Other 32%
Financials/Insurance
4%

CRE (Non-Owner Occupied / Non-Construction)
$16.4bn / 17.1% of Total Loans
›
Underwritten and approved by commercial
real estate specialists
›
21% of portfolio is small business
›
Underwriting for mini perms is more
conservative than CMBS underwriting
›
Current credit policy moratorium on
residential construction, land, retail and
hospitality
Regions Stress Portfolio
By Type
By Geography
Historical NCOs / Avg. Loans NPLs / Loans
›
~12% of $16.4bn is in Homebuilder
and Condo portfolios
Observations
Aggressive Charge-
offs and Asset Sales
2.23%
2.30%
6.80%
1.45%
0.68%
0.18%
0.0%
2.0%
4.0%
6.0%
8.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
4.94%
2.02%
2.97%
2.67%
2.15%
1.67%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Note:  Central includes: AL, GA, SC; Midsouth includes:  IL, IN, IA, KY, MO, NC, VA, TN; Southwest includes:  AR, LA, MS, TX
Resi. 24%
Multi
Family 20%
Retail 20%
Office 15%
Industrial 8%
Hospitality 5%
Other 8%
Florida
22%
Midsout
29%
Southwest
18%
Other 4%
Central
27%

Construction
$8.2bn / 8.6% of Total Loans
›
Conservatively underwritten to permanent market
standards
›
Geographically diversified
›
We are not seeing contagion in other portfolios to the
degree and severity that we have seen in the
homebuilder and condo portfolios
›
Office
›
Industrial
›
Multifamily
Historical NCOs / Avg. Loans
By Type
By Geography
NPLs / Loans
Regions Stress Portfolio
Observations
Aggressive Asset Sales
and Transfers to HFS
Note:  Central includes: AL, GA, SC; Midsouth includes:  IL, IN, IA, KY, MO, NC, VA, TN; Southwest includes:  AR, LA, MS, TX
5.92%
3.18%
12.20%
7.83%
1.95%
0.55%
1.14%
1.06%
0.89%
0.90%
0.00%
0.00%
5.26%
2.85%
10.47%
6.65%
1.52%
0.42%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Non-Owner Occupied Owner Occupied Total Construction
4.51%
6.78%
5.32%
3.02%
6.54%
21.13%
1.31%
1.77%
2.33%
4.29%
1.08%
1.56%
11.12%
3.74%
5.92%
2.80%
4.78%
5.63%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Non-Owner Occupied Owner Occupied Total Construction
Non-Owner
Occupied 87%
Owner Occupied 13%
Central
27%
Florida 22%
Midsout
h 26%
Southwes
t 17%
Other 8%
›
~30% of $8.2bn is in Homebuilder
and Condo portfolios